Dear Shareholders,


We are pleased to enclose the annual report on the operations of the ND Insured Income Fund, Inc. for the year ended December 31st, 1997. The Fund's portfolio and related financial statements are presented within for your review.

Will Rogers once said, "All I know is what I read in the paper." Well, if you are reading today's financial reports all you get is confused. Inflation or deflation? Higher rates or lower rates? Read a paper, watch television or get on a mailing list and you will find diverse opinions of economic forecasting are quite often contradictory.

As we enter the new year, the U.S. economy is enjoying nearly seven years of uninterrupted growth, the unemployment rate is the lowest since 1973, the stock market is at record highs, interest rates are low and inflation is the most docile in a generation. Yet, despite these events the financial markets are volatile.

Recent events in foreign equity markets and their impact on the U.S. stock market cause us to pause and question whether the recent drop in interest rates is sustainable. Our sense is that yields on treasury bonds will stay at their lower levels during the first half of 1998 when the bulk of the Asian events slow down the U.S. economy, then edge higher in the latter part of the year once the Asian drag subsides.

The ND Insured Income Fund utilized a partial hedge during part of the period. Futures contracts in U.S. Treasury bonds were employed. By using a partial hedge share price erosion was minimized in the first quarter as interest rates rose and were tempered in the second and third quarter as interest rates declined. Share price began the year at $9.24 and ended the year at $9.48.

Throughout the period the Fund has invested in insured corporate utility bonds and government securities in an effort to provide reasonable income and preservation of capital.

Sincerely,



Monte Avery                              Robert E. Walstad
Chief Portfolio Strategist               President

TERMS & DEFINITIONS
-------------------

Appreciation
     Increase in value of an asset.

Average Annual Total Return
     A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Coupon Rate or Face Rate
     The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Depreciation
     Decrease in value of an asset.

Duration
     A measurement of a security or a portfolio's price volatility based on maturity, callability and coupon rate. The larger the number, the greater the price change for a given interest rate change.

Lehman Brothers Corporate Bond Index
     An unmanaged list of publicly issued, fixed-rate, nonconvertible investment-grade, dollar denominated, SEC registered corporate debt representative of the corporate bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
     Actual (or estimated) price at which a bond trades in the market place.

Maturity
     A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
     The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
     A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate highest quality. Ratings can range from a high of "AAA" to a low of "D".

Total Return
     Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends.
     It represents the aggregate percentage or dollar value change over the period.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
               Comparison of change in value of $10,000 investment in ND Insured Income Fund and Lehman Bros. Corporate Bond Index

               ND Insured Income       ND Insured Income        Lehman Bros
                Fund w/o sales         Fund w/ max sales       Corporate Bond
                  charge                    charge                 Index
               --------------------------------------------------------------
3/19/1991      $10,000                $ 9,550                  $10,000
1991           $10,510                $10,276                  $11,507
1992           $11,514                $11,112                  $12,506
1993           $12,414                $11,856                  $14,028
1994           $12,342                $11,787                  $13,477
1995           $14,506                $13,854                  $16,474
1996           $15,036                $14,359                  $17,016
1997           $16,447                $15,707                  $18,757

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

Schedule of Investments  December 31, 1997

Name of Issuer
Percentages represent the market value                         Rating       Coupon                 Principal          Market
of each investment category to total net assets(Unaudited)   Moody's/S&P     Rate    Maturity       Amount            Value
-------------------------------------------------------------------------------------------------------------------------------
Arkansas Power & Light  FSA                                    Aaa/AAA      7.000%   10/01/23    $    105,000      $    103,163
Atlantic City Elec. Util.  CAPMAC                              Aaa/AAA      7.000    08/01/28         100,000            97,534
Cincinnati Gas & Elec. Util.  MBIA                             Aaa/AAA      7.200    10/01/23         100,000            99,984
Consolidated Edison   MBIA                                     Aaa/AAA      7.500    06/15/23         500,000           532,500
Dayton Power & Light Co.  FGIC                                Aa-3/AA-      7.875    02/15/24         125,000           132,969
Detroit Edison Co.  AMBAC                                      Aaa/AAA      7.740    06/01/18         130,000           141,050
*Mississippi Power & Light Co.  FSA                            Aaa/AAA      8.500    01/15/23         115,000           128,656
Pacific Gas & Elec. Co.  MBIA                                  Aaa/AAA      7.250    08/01/26         105,000           113,663
Philadelphia Elec. IBC  MBIA                                   Aaa/AAA      7.250    11/01/24          75,000            77,625
Southern California Edison Co.  FGIC                             A/A+       7.250    03/01/26         100,000           100,585
Tennessee Valley Auth.                                         Aaa/AAA      8.625    11/15/29         180,000           198,900
Tennessee Valley Auth.                                         Aaa/NR       7.750    12/15/22         100,000           104,000
Texas Util. Elec. Co.  AMBAC                                   Aaa/AAA      8.500    08/01/24          47,000            51,222
*US West Communications                                       Aa-3/A+       8.875    06/01/31         250,000           277,860
                                                                                                                   ------------
Total Corporate and U.S. Government Securities (Cost: $2,060,578) (97.7%)                                          $  2,159,710
                                                                                                                   ------------
SHORT-TERM SECURITIES (1.5%)
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio                                           $        337
Federated US Gov't Trust #47                                                                                             32,310
                                                                                                                   ------------
TOTAL SHORT-TERM SECURITIES (COST: $32,648)                                                                        $     32,647
                                                                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $2,093,226)                                                                 $  2,192,357
OTHER ASSETS LESS LIABILITIES                                                                                            17,491
                                                                                                                   ------------
NET ASSETS                                                                                                         $  2,208,848
                                                                                                                   ============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1997

Statement of Assets and Liabilities December 31, 1997
-----------------------------------------------------

Assets
     Investment in securities, at value (cost: $2,093,226)                 $     2,192,357
     Cash                                                                            4,244
     Accrued dividends receivable                                                      280
     Accrued interest receivable                                                    27,084
                                                                           ---------------
        Total Assets                                                       $     2,223,965
                                                                           ---------------
Liabilities
     Dividends payable                                                     $        12,305
     Accrued expenses                                                                1,812
                                                                           ---------------
        Total Liabilities                                                  $        14,117
                                                                           ---------------
Net Assets                                                                 $     2,209,848
                                                                           ===============

Net assets are represented by:
     Capital stock outstanding, at par                                     $           233
     Additional paid-in capital                                                  2,236,220
     Accumulated undistributed net realized gain(loss) on investments             (125,736)
     Unrealized appreciation on investments                                         99,131
                                                                           ---------------
          Total amount representing net assets applicable to
           233,116 outstanding shares of $.001 par value
          common stock (100,000,000  shares authorized)                    $     2,209,848
                                                                           ===============

Net asset value per share                                                  $          9.48
                                                                           ===============

Statement of Operations for the year ended December 31,1997

INVESTMENT INCOME
     Interest                                                              $      174,737
     Dividends                                                                      5,111
                                                                           --------------
         Total Investment Income                                           $      179,848
                                                                           --------------
EXPENSES
     Investment advisory fees                                              $       13,852
     Custodian fees                                                                   951
     Transfer agent fees                                                            3,881
     Accounting service fees                                                       25,225
     Audit and legal fees                                                           4,978
     Insurance                                                                        769
     Directors fees                                                                 1,605
     Printing and postage                                                           6,303
     License, fees, and registrations                                               1,365
                                                                           --------------
        Total expenses                                                     $       58,929
      Less expenses waived or absorbed
      by the Fund's manager                                                        36,864
                                                                           --------------
        Total Net Expenses                                                 $       22,065
                                                                           --------------
NET INVESTMENT INCOME                                                      $      157,783
                                                                           --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                               $      (27,827)
     Futures transactions                                                         (46,450)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                                  131,114
     Futures                                                                        2,003
                                                                           --------------
      Net Realized And Unrealized Gain (Loss) On Investments And Futures   $       58,840
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                  $      216,623
                                                                           ==============

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1997


Financial Statements December 31, 1997
Statement of Changes in Net Assets
For the years ended December 31, 1997 and 1996
----------------------------------------------

                                                                                   For the Year            For the Year
                                                                                      Ended                   Ended
                                                                                 December 31,1997        December 31, 1996
                                                                                 -----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income                                                       $     157,783           $     180,732
     Net realized gain (loss) on investment and futures transactions                   (74,277)                 65,018
     Net unrealized appreciation (depreciation) on investments and futures             133,117                (150,323)
                                                                                 -----------------------------------------
Net Increase (Decrease) in Net Assets Resulting From Operations                  $     216,623           $     95,427
                                                                                 -----------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income                                        $    (157,783)          $   (180,732)
     Distributions from net realized gain on investment and futures transactions             0                      0
                                                                                 -----------------------------------------
     Total Dividends and Distributions                                           $    (157,783)          $   (180,732)
                                                                                 -----------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares                                                $     101,369           $     73,819
     Proceeds from reinvested dividends                                                118,613                119,801
     Cost of shares redeemed                                                          (764,990)              (424,389)
                                                                                 -----------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
     From Capital Share Transactions                                             $    (545,008)          $   (230,769)
                                                                                 -----------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          $    (486,168)          $   (316,074)

NET ASSETS, BEGINNING OF PERIOD                                                      2,696,016              3,012,090
                                                                                 -----------------------------------------
NET ASSETS, END OF PERIOD                                                        $   2,209,848           $  2,696,016
                                                                                 =========================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 1997

Note 1.     ORGANIZATION

ND Insured Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on November 27, 1990 and commenced operations on March 19, 1991. The Fund's objective is to provide as high a level of current income as is consistent with prudent investment management, preservation of capital, and ready marketability of its portfolio. The Fund will seek to achieve this objective by investing primarily in a portfolio of debt securities, including U.S. Government securities and insured corporate bonds.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.5% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

Federal and state income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 1997, a net capital loss carryforward totaling $125,736, which may be used to offset capital gains realized during subsequent years through December 31, 2004.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain
(loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     SHARE TRANSACTIONS

As of December 31, 1997, there were 200,000,000 shares of $.001 par value authorized; 233,116 and 291,865 were outstanding at December 31, 1997 and 1996, respectively.

     Transactions in capital shares were as follows:

                                                      Shares
                                      ----------------------------------------
                                        For The Year          For the Year
                                           Ended                 Ended
                                      December 31, 1997     December 31, 1996
                                      ----------------------------------------
Shares sold                                10,734                8,164
Shares issued on reinvestment
 of dividends                              12,817               13,030
Shares redeemed                           (82,300)             (46,171)
                                      ----------------------------------------
Net increase (decrease)                   (58,749)             (24,977)
                                      ========================================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Capital as agent for the purchase of certain investment securities. For the year ended December 31, 1997 commissions earned by ND Capital, Inc. totaled $375 and are included in the cost basis of the securities acquired.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. Total investment advisory fees incurred during the year ended December 31, 1997 were $14,710. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

As of December 31, 1997, the Fund owed ND Money Management $1,208 for investment advisory fees incurred but not paid, and owed ND Holdings, Inc. $604 for other expenses.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $3,881 of transfer agency fees for the year ended December 31, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $25,225 of accounting service fees for the year ended December
31, 1997.

Note 5.     INVESTMENT SECURITY TRANSACTIONS
Proceeds from sale of investment securities (excluding short-term securities) aggregated $490,676, $110,303 and $47,875 for corporate bonds and notes, U.S. Government obligations and taxable municipal securities respectively, with cost of purchases totaling $572,992 for corporate bonds and notes for the year ended December 31, 1997.

Note 6.     CALCULATION OF PUBLIC OFFERING PRICE
Using the net asset value of one share and the sales charge percentage, the maximum public offering price was determined as follows for an investment of less than $100,000 made on December 31, 1997:
                                                      Divided by     Maximum
                                      Net Asset     (1.00 - 0.045)   Public
                                      Value of       For a 4.50%     Offering
                                      One Share      Sales Charge     Price
                                      ---------------------------------------
                                        $9.48          .955           $9.92

On sales of greater than $100,000, the sales charge is reduced on a sliding scale.

Note 7.     SPECIAL RISK CONSIDERATIONS

The Fund is registered as a non-diversified investment company, and therefore will be able to invest a relatively high percentage of its assets in a limited number of issuers, thus making the Fund more susceptible to a single economic, political, or regulatory occurrence than a diversified company. The Fund also is exposed to a certain degree of market risk and liquidity risk in that as cash flow needs arise, investment securities may have to be sold under unfavorable market conditions.

Under normal market conditions, at least 65% of the Fund's portfolio securities will be protected by insurance. The insurance policies guarantee only the timely payment of principal and interest on the insured securities. Market value, which may fluctuate due to changes in interest rates or factors affecting the credit of the issuer or the insurer, is not insured.
Note 8.     INVESTMENT IN SECURITIES

At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $2,093,226, and the net unrealized depreciation of investments based on the cost was $99,131, which was comprised of $106,365 aggregate gross unrealized appreciation and $7,234 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
----------------------------------------------------------------------

                                         For the        For The        For the        For the        For the
                                        Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                        December 31,   December 31,   December 31,   December 31,   December 31,
                                           1997           1996           1995           1994           1993
                                        ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $   9.24       $   9.51       $   8.66       $   9.62       $   9.68
                                        ------------------------------------------------------------------------
Income from Investment Operations:
    Net investment income               $    .60       $    .59       $    .62       $    .64       $    .68
Net realized and unrealized gain
 (loss) on investments and futures
 transactions                                .24           (.27)           .85           (.70)          (.01)
                                        ------------------------------------------------------------------------
        Total From Investment
         Operations                     $    .84       $    .32       $   1.47       $   (.06)      $    .67
                                        ------------------------------------------------------------------------
Less Distributions:
     Dividends from net
      investment income                 $   (.60)      $   (.59)      $   (.62)      $   (.64)      $   (.68)
     Distributions from net
      realized gains                         .00            .00            .00           (.26)          (.05)
                                        ------------------------------------------------------------------------
        Total Distributions             $   (.60)      $   (.59)      $   (.62)      $   (.90)      $   (.73)
                                        ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $   9.48       $   9.24       $   9.51       $   8.66       $   9.62
                                        ========================================================================
Total Return                            9.38%(A)       3.65%(A)       17.53%(A)      (.58)%(A)      6.86%(A)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands)                    $2,210          $2,696         $3,012         $2,818         $2,445
     Ratio of net expenses (after
      expense assumption) to average
      net assets                        0.90%(B)        0.90%(B)       0.76%(B)       0.65%(B)      0.85% (B)
     Ratio of net investment income
      to average net assets             6.45%           6.47%          6.85%          7.02%         7.11%
     Portfolio turnover rate           24.64%          49.27%          0.00%(C)      14.55%       102.00%

(A)  Excludes maximum sales charge of 4.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $36,864, $40,723, $18,573, $23,697, and $35,570, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 2.41%, 2.36%, 1.38%, 1.53%, and 2.52%, respectively.
(C)  No investment securities were purchased during the period

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of ND Insured Income Fund, Inc.


We have audited the accompanying statement of assets and liabilities of ND Insured Income Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures
in the financial statements.    Our procedures included confirmation of
securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Insured Income Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

February 12, 1998